INCOME TAXES	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 14 – INCOME TAXES

The Company identified their federal and Arizona and Virginia state tax returns as their “major” tax jurisdictions. The periods for income tax returns that are subject to examination for these jurisdictions is 2018 through 2019. The Company believes their income tax filing positions and deductions will be sustained on audit, and they do not anticipate any adjustments that would result in a material change to their financial position. Therefore, no liabilities for uncertain tax positions have been recorded.

At December 31, 2020, the Company had approximately $2,732,000 in net operating loss carry-forwards for federal and state income tax reporting purposes. As a result of the Tax Cuts Job Act 2017 (the “Act”), certain future carry-forwards do not expire. The Company has not performed a formal analysis, but believes its ability to use such net operating losses and tax credit carry-forwards in the future is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, which will significantly impact its ability to realize these deferred tax assets.

The Company’s net deferred tax assets, liabilities and valuation allowance as of December 31, 2020 and 2019 are summarized as follows:

	Year Ended December 31,
	2020	2019
Deferred tax assets:
Net operating loss carryforwards	$765,000	$101,000
Stock compensation expense	703,500	208,400
Accounts payable and accrued expenses	30,600	25,500
Amortization	25,900	-
Allowance for doubtful accounts	7,800	10,100
Total deferred tax assets	1,532,800	345,000
Valuation allowance	(1,341,300)	(337,800)
Deferred tax assets after valuation allowance	$191,500	$7,200
Deferred tax liabilities:
Accounts receivable	$(156,400)	$-
Prepaid expenses	(35,000)	(7,200)
Total deferred tax liabilities	(191,500)	(7,200)
Net deferred tax assets	$-	$-

We recorded a valuation allowance in the full amount of our net deferred tax assets since realization of such tax benefits has been determined by our management to be less likely than not. The valuation allowance increased by $1,003,500 and $337,800 during the years ended December 31, 2020 and 2019, respectively.

A reconciliation of the statutory federal income tax benefit to actual tax benefit for the years ended December 31, 2020 and 2019 is as follows:

	2020	2019
Federal statutory blended income tax rates	(21)%	(21)%
State statutory income tax rate, net of federal benefit	(4)	(4)
Change in valuation allowance	25	25
Effective tax rate	-%	-%

As of the date of this filing, the Company has not filed its 2020 federal and state corporate income tax returns. The Company expects to file these documents as soon as practicable.

The Act was enacted on December 22, 2017. The Act reduced the U.S. federal corporate tax rate from 35% to 21% and required the Company to re-measure certain deferred tax assets and liabilities based on the rates at which they are anticipated to reverse in the future, which is generally 21%. The Company adopted the new rate as it relates to the calculations of deferred tax amounts as of March 5, 2019.